SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 2, 2007

Cell Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-282-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8-K updates the Form 8-K filed by Cell Therapeutics, Inc. (the “Company”) on February 2, 2007.

Item 3.03	Material Modification to Rights of Security Holders.

On March 29, 2007, the Company filed Articles of Correction to the amendment to its Articles of Incorporation filed on February 2, 2007, which establishes a one-for-four reverse stock split of the Company’s common stock, correcting the effective time of the reverse stock split to noon Pacific Daylight Time on April 15, 2007.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2007, the Company filed an amendment to its Articles of Incorporation establishing a one-for-four reverse stock split, effective at the close of business Pacific Time on April 2, 2007. Subsequently, the Company filed Articles of Correction to correct the effective time of the stock split to noon Pacific Daylight Time on April 15, 2007.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

99.1	Articles of Correction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: March 29, 2007	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration